UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
                                    FORM 8-K



                                 CURRENT REPORT


                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934


                                November 22, 2003
                                (Date of earliest
                                 event reported)





Commission File           Name of Registrant; State of Incorporation; Address of        IRS Employer
Number                    Principal Executive Offices; and Telephone Number             Identification Number
---------------------     ----------------------------------------------------------    ------------------------
1-16169                   EXELON CORPORATION                                            23-2990190
                          (a Pennsylvania corporation)
                          10 South Dearborn Street - 37th Floor
                          P.O. Box 805379
                          Chicago, Illinois 60680-5379
                          (312) 394-7398
1-1839                    COMMONWEALTH EDISON COMPANY                                   36-0938600
                          (an Illinois corporation)
                          10 South Dearborn Street - 37th Floor
                          P.O. Box 805379
                          Chicago, Illinois 60680-5379
                          (312) 394-4321
333-85496                 EXELON GENERATION COMPANY, LLC                                23-3064219
                          (a Pennsylvania limited liability company)
                          300 Exelon Way
                          Kennett Square, Pennsylvania 19348
                          (610) 765-6900

Item 5. Other Events
On November 22, 2003, Exelon Corporation (Exelon) and Dynegy Inc. (Dynegy) announced that the Illinois General Assembly did not act in the fall legislative session to approve the legislation necessary to facilitate Exelon's proposed acquisition of Illinois Power. In the absence of the legislation, Dynegy and Exelon terminated the existing agreement through which Exelon would have acquired substantially all of the assets and liabilities of Illinois Power. A copy of Exelon's news release is attached hereto as Exhibit 99.

This combined Form 8-K is being furnished separately by Exelon, Commonwealth Edison Company (ComEd) and Exelon Generation Company, LLC (Generation)
(Registrants). Information contained herein relating to any individual registrant has been filed by such registrant on its own behalf. No registrant makes any representation as to information relating to any other registrant.

Except for the historical information contained herein, certain of the matters discussed in this Report are forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995, that are subject to risks and uncertainties. The factors that could cause actual results to differ materially from the forward-looking statements made by a registrant include those factors discussed herein, as well as the items discussed in (a) the Registrants' 2002 Annual Report on Form 10-K - ITEM 7. Management's Discussion and Analysis of Financial Condition and Results of Operations--Business Outlook and the Challenges in Managing Our Business for each of Exelon, ComEd, PECO and Generation, (b) the Registrants' 2002 Annual Report on Form 10-K - ITEM 8. Financial Statements and Supplementary Data: Exelon - Note 19, ComEd - Note 16, PECO - Note 18 and Generation - Note 13 and (c) other factors discussed in filings with the United States Securities and Exchange Commission (SEC) by the Registrants. Readers are cautioned not to place undue reliance on these forward-looking statements, which apply only as of the date of this Report. None of the Registrants undertakes any obligation to publicly release any revision to its forward-looking statements to reflect events or circumstances after the date of this Report.

                                   SIGNATURES




Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                            EXELON CORPORATION
                                            COMMONWEALTH EDISON COMPANY
                                            EXELON GENERATION COMPANY, LLC

                                            /s/  Robert S. Shapard
                                            ------------------------------------
                                            Robert S. Shapard
                                            Executive Vice President and
                                            Chief Financial Officer
                                            Exelon Corporation


November 24, 2003